Exhibit 32

      CERTIFICATION OF PERIODIC REPORT

     The undersigned, Norman W. Gayle, III, President and Chief Executive Officer of Vesta Insurance Group, Inc. (the "Company"), and Hopson B. Nance, Chief Financial Officer of the Company, certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that:

     (1)      the Quarterly Report on Form 10-Q of the Company for the quarterly period ended June 30, 2003 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

     (2)      the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: August 13, 2003

                                                                                                                                 /s/   Norman W. Gayle, III
                                                                                                                                     Norman W. Gayle, III
                                                                                                                         President and Chief Executive Officer

                                                                                                                                 /s/   Hopson B. Nance
                                                                                                                                     Hopson B. Nance
                                                                                                              Senior Vice President President and Chief Financial Officer